Pareto E&P Independents’ Conference 21 January 2009 Exhibit 99.1

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This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments.
Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

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2008
discretionary cash flow $130 - $140
million
2008 ending cash balance +/-$60 million
$50-$60 million value of current hedge position
(4Q08 gain in excess of $100 million)
2008 production in middle of forecast range +/-
8,900 boe/d
Successful E&A process – 11 consecutive
successes
Recent launch of onshore U.S. exploration
campaign
Proved + probable reserves of 30 mmboe
Proved + probable + possible reserves of 67
mmboe
Sustainable, self-funded business model
Endeavour Acreage
100 km
Endeavour Production
Endeavour Developments
Endeavour Stranded Gas
Discoveries
1 Independent determination by Netherland, Sewell & Associates as of 31 December 2007
Endeavour at a Glance
1

Potential Production Growth
2007                                                           2012
Njord Gas Blowdown
Existing Opportunities Have Potential to Deliver Strong Production
Columbus
US
R-Blocks
Cygnus Phase I 2009 Risked
Exploration
Cygnus
Phase II
Base
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000

Endeavour’s North Sea Focus Areas
Central North Sea Focus Area
Rochelle appraisal significant success
Rubie & Renee production & infrastructure
25th Round application 3 pending awards
Columbus development
Livingstone and 22/20b Columbus look-alikes
Cygnus Focus Area
Cygnus appraisal and development
Platypus prospect
Agat Focus Area
Two gas discoveries
Cyclops appraisal
Ten additional prospects
Quad 25 Focus Area
Three prospects planned for drilling in 2009
Two new APA 2008 blocks awarded
Agat
Focus
Area
Quad 25
Focus Area
CNS
Focus
Area
Cygnus
Focus
Area

6 6
Current North Sea Developments
Name
Current
Working
Interest
Estimated
Reserves
(gross) Development Plan
First
Production
Rochelle
(operator)
55.6% 30+
mmboe
(1)
Recent appraisal success Q4
2008/Q1 2009, develop fast-track
commercialisation scenarios.
2010
Cygnus 12.5% 570 bcf FDP filed. Phased development.
FB I appraised at 144 bcf.  FB II
success. FB III appraisal back to
back.
2010
Columbus 25.0% 159 bcf FDP filed.  Secure host platform,
commercial agreements and
procure long-lead material.  On
block reserves of 98 bcf.
2011
(1) Appraised well increased size potential from initial 21 mmboe. Preliminary estimates from well information.

Endeavour

Rubie
Glenn North
10 km

km
0
1

Agat Focus Area
R-Blocks Focus Area
Columbus
Cygnus Focus Area

Rochelle Appraisal - UK  Block 15/27
Rochelle Appraisal
Renee
15/26
SE N
NNW SSE
Appraisal                                     Discovery
ROCHELLE APPRAISAL
Operator:  Endeavour 55.615%
Partner: Nexen 44.385%
Well Timing: Well spud 30 November 2008
Rig Type: Semisubmersible Sedco 704
Successful appraisal up-dip from the Rochelle oil and gas discovery
Discovery was made in a three-way Lower Cretaceous
sandstone stratigraphic wedge trap
Gas and oil encountered in the appraisal well
Additional opportunities to pursue
Testing in process

P
44

Agat
Focus Area
R-Blocks
Focus Area
Rochelle
Columbus
Focus Area
Cygnus
Focus Area
Cygnus

2.2
2.5
SW
NE
11a
12a
IIb
2 km
III
IV
IIa
IIb
I
Va
Vb
Vc
I
I
Tyne North
Hawkley
Tyne South
Gordon
Cygnus Fault Block IIb Appraisal – UK  Block 44/12a
FBIIb Exploration location
CYGNUS FAULT BLOCK IIB APPRAISAL
Operator: Gaz de France 38.75%
Partners: Endeavour 12.5%
Venture 48.75%
Well Timing: Q4 2008/Q1 2009 (currently working)
Rig Type: Jack-up
An appraisal well that successfully found gas in the Leman and Carboniferous sandstones.
Adds another 17 bcf to Cygnus appraised results.

Magellan
Columbus
23/16f-11
23/16a-2
West
East
Forties: Channel Facies (high quality)
Andrew: Channel Margin Facies (interbedded sands and shales)
Eocene
Sele Fm.
GWC @ 3008m
Paleocene
Andrew 4-way spill @ 2950m
Chalk Group
2 km

Agat Focus Area
R-Blocks Focus Area
Rochelle
Columbus Focus Area
Cygnus Focus Area
Cygnus

Columbus Development
UK
Norway
Netherlands
Columbus
COLUMBUS DEVELOPMENT
Operator:  Serica 50%
Partners: Endeavour 25%
EOG 25%
Online: 2011
FDP filed. Working to secure host platform; commercial agreements and procuring long-
lead material.  On block reserves of 98 bcf.

Kerr
Kendall
Hays
Bastrop
Fayette
Austin
Waller
Liberty
Harris
Ch
Bandera
Comal
Caldwell
Colorado
Fort Bend
Guadalupe
Gonzales
Lavaca
Bexar
Medina
Wilson
Wharton
De Witt
Karnes
Frio
Atascosa
Victoria
Goliad
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces

10 Endeavour’s United States (Texas) Focus Areas Alligator Bayou Garwood Lower Wilcox Play Conventional Wilcox Play

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Garwood Prospect, Cochran #1 (15% Net Revenue Interest)
Drilled to total depth of 16,870 feet
Encountered three zones of potential natural gas pay
Achieved stabilized daily flow rate of 6.2 million cubic feet gas, 96 barrels of oil
On production
Alligator Bayou, Armour Runnells ST#1 (7% Net Revenue Interest)
Drilled to 23,830 feet targeting Lower Wilcox in Matagorda County, Texas
Abundant Wilcox sands found
Production casing run in the hole to total depth
Flow testing is ongoing
US Exploration and Development

Bruge North
Rochelle Appraisal
Cygnus II Appraisal

2008 Exploration and Appraisal Drilling Program
1. Galtvort (Norway) – 2.5% WI
a. Gas discovery, results support decision to farmdown to 2.5% WI
b. 60 to 100 BCF gross (1.5 to 2.5 BCF net or 0.25 to 0.42 MMOBE net)
2. Noatun C (Norway) – 2.5% WI
a. Drilled to a total depth of 16,857 feet, target zones cored, and open hole logged
b. Gas discovery in Lower Tilje
c. 250 - 450 BCFE gross (6 – 11 BCFE net or 1 – 1.9 MMBOE net)
3. Brage Knockandoo (Norway) – 4.4% WI
a. Oil discovery in the upper part of Middle Jurasic Brent Group
b. 1.8-6.3 MMBO Gross (.08-.3 MMBOE net)
c. Producing into Brage
4. Rochelle Appraisal (UK) – 55.6% WI
a. Drilled, logged, pressure data supports oil/gas discovery
b. Confirm 21MMBOE gross Pmean (11.7 MMBOE net)
c. DST in process
5. Cygnus Appraisal II (UK) – 12.5% WI
a. Currently drilling, Leman has been cored with gas shows
b. Targets 174 BCF gross incremental (21.8 BCF net or 3.6 MMBOE net) in Fault Block IIb
6. Cochran #1 (US) – 15% NRI
a. Gas discovery in Colorado County, TX
b. Stabilized flow @ 6.2 MMCFPD and 96 BOPD
c. Follow up drilling candidates
11 Consecutive Successful Well Bores
Cochran #1

2009 North Sea Exploration and Drilling Program
11 North Sea exploration wells
being planned
Two appraisal wells
•Cygnus Fault Block III in SNS
•Cyclops in Quad 35 Norway
Nine exploration wells
•Three Tertiary targets in Quad 25 Norway
(Mon, Aegis, Eiganes)
•Two HTHP (Tesla & Faraday) & one
Tertiary channel wells in CNS UK (Platypus)
•One well in Inner Moray Firth (Wenvoe)
•One well in SNS (22/20)
•One Njord near-field well in Quad 6407 Norway
(Gygrid)
Cyclops
Appraisal
Gygrid
Mon
Eiganes
Aegis
Wenvoe
Telsa
Faraday
Cygnus III
Appraisal
Platypus
22/20b

Endeavour

Liberty
Kerr
Hays
Bastrop
Waller
Kendall
Fayette
Austin
Harris
Caldwell
Comal
Bandera
Colorado
Guadalupe
Fort Bend
Galveston
Gonzales
Lavaca
Bexar
Medina
Wilson
Wharton
De Witt
Karnes
Frio
Atascosa
Victoria
Goliad
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces

14 2009 United States Exploration and Drilling Program Alligator Bayou Garwood Lower Wilcox Play Conventional Wilcox Play Eight Exploration & Development Wells Planned for 2009

Capital Structure
Capital Structure Quiet and Improving
(millions)
December 31,
2007
September 30,
2008
Cash
3
38.4 $                    47.7 $
Debt Characteristics
Senior Bank Facility 110.0 113.0
Junior Bank Facility
3
- -
2nd Lien (Libor plus 700 basis points) 75.0 -
6% Notes, due 2012 convertible @ $5.02 81.3 81.3
Total Net Debt 227.9 $                  146.6 $
Equity Characteristics
Smedvig Notes due 2014 convertible @ 2.36
1
- 43.3
Series C Preferred Stock 125.0 125.0
Common and Deferred Equity
2
93.6 103.9
Equity Component 218.6 $                  272.2 $
Net Debt to Net Capitalization 51% 35%
1
Classified as debt for GAAP purposes
2
Includes the after-tax value of derivative liabilities

Hedging Statistics
OIL & NGL 2009 2010 2011
Oil Swaps (Avg 2009 $69.08/bbl) 697,020                     573,084                     487,356
Oil Collars (Avg 2009 $100/bbl Floor, $121.88/bbl Ceiling) 400,000                     -                             -
  Bbl Hedged 1,097,020                 573,084                    487,356
  Bbl/d Hedged 3,006                         1,570                         1,335
  Price 80.40 $                      68.39 $                      66.01 $
GAS
2009 2010 2011
Gas Swaps (Avg 2009 $9.77/mcf; GBP to USD ER = 1.75) 1,387,014                 1,031,926                 626,625
Gas Collar (Avg 2009 $11.16/mcf Floor, $15.86/mcf Ceiling; GBP to USD ER = 1.75) 1,400,000                 -                             -
  Mcf Hedged 2,787,014                 1,031,926                 626,625
  Mcf/d Hedged 7,636                         2,827                         1,717
  Price 10.47 $                      9.37 $                        8.98 $
BOE 2009 2010 2011
  BOE Hedged 1,561,522                 745,072                    591,794
  Boe/d Hedged 4,278                         2,041                         1,621

$40mm
$13mm
$79mm
OER - Norway
163% Return
17
Acquisitions Show Excellent Returns
Acquisitions Outperforming Both Production and Price Expectations
Purchase Price 2007 Net Cash Flow
Inception to Date Cash Flow
through September 30, 2008
$365mm
$109mm
$221mm
Talisman - UK
51% Return

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Balanced strategy with experienced global team in place —
North Sea and U.S.
Strong continuing cash flow from existing assets —
self-funding
Solid and improving capital structure
Multiple growth channels to organically grow company
• Development and exploitation of existing assets — North Sea and U.S.
• Exploration
• North Sea consolidation
Derisked business model with enviable hedge position
Conclusion